Income taxes	12 Months Ended
Mar. 31, 2012
Income taxes

16. Income taxes:

Total income taxes for the years ended March 31, 2010, 2011 and 2012 comprised the following:

	Millions of yen
	2010	2011	2012
Income from continuing operations before equity in net income (losses) of affiliates	¥338,197	¥337,837	¥402,534
Equity in net income (losses) of affiliates	(1,270)	(5,031)	(10,736)
Other comprehensive income (loss):
Unrealized holding gains (losses) on available-for-sale securities	9,109	(8,509)	(279)
Less: Reclassification of realized gains and losses included in net income	1,335	4,827	1,396
Change in fair value of derivative instruments	(43)	2	14
Less: Reclassification of realized gains and losses included in net income	—	—	—
Foreign currency translation adjustment	3,082	(12,523)	(18,713)
Less: Reclassification of realized gains and losses included in net income	(24)	245	2,021
Pension liability adjustment:
Actuarial gains (losses) arising during period, net	4,702	(4,388)	(1,463)
Prior service cost arising during period, net	—	33	(50)
Less: Amortization of prior service cost	(923)	(928)	(928)
Less: Amortization of actuarial gains and losses	1,280	788	1,107
Less: Amortization of transition obligation	55	61	53

Total income taxes	¥355,500	¥312,414	¥374,956

Substantially all income or loss before income taxes and income tax expense (benefit) are domestic.

For the years ended March 31, 2010, 2011 and 2012, DOCOMO and its domestic subsidiaries were subject to a National Corporate Tax of 30%, a Corporate Inhabitant Tax of approximately 6% and a deductible Corporate Enterprise Tax and Special Local Corporate Tax of approximately 8%. The rate of the Corporate Inhabitant Tax and Corporate Enterprise Tax differs depending on the municipality.

The aggregate statutory income tax rates for the years ended March 31, 2010, 2011 and 2012 were 40.8%. The effective income tax rate for the years ended March 31, 2010, 2011 and 2012 was 40.4%, 40.4% and 45.9%, respectively.

Reconciliation of the difference of the effective income tax rate and the statutory income tax rate of DOCOMO is as follows:

	2010	2011	2012
Statutory income tax rate	40.8%	40.8%	40.8%
Expenses not deductible for tax purposes	0.1	0.1	0.4
Tax credit for special tax treatment	(0.8)	(0.8)	(0.7)
Change in valuation allowance	0.1	0.1	0.9
Effect of enacted changes in tax laws and rates	—	—	4.7
Other	0.2	0.2	(0.2)

Effective income tax rate	40.4%	40.4%	45.9%

The amendments to the Japanese corporate tax law were enacted on November 30, 2011, and the corporate tax rate will be changed effectively from April 1, 2012. The aggregate statutory income tax rate declined from 40.8% to 38.1% or 35.8% to be used in measuring deferred tax assets and liabilities after the enactment date, resulting from temporary differences that are expected to be recovered or settled during the fiscal years from April 1, 2012 to March 31, 2015, or April 1, 2015 and thereafter. Due to the change in the enacted tax rates, net deferred tax assets as of enactment date decreased by ¥36,454 million, and the adjustment to deffered tax assets and liabilities as of enactment date amounted to ¥36,454 million is recorded in the “Income taxes—deferred” on the consolidated statements of income and comprehensive income. Net income attributable to NTT DOCOMO, INC. decreased by ¥36,582 million as of enacted date.

Deferred income taxes result from temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Significant components of deferred tax assets and liabilities as of March 31, 2011 and 2012 were as follows:

	Millions of yen
	2011	2012
Deferred tax assets:
Accrued liabilities for loyalty programs	¥116,137	¥92,289
Property, plant and equipment and intangible assets principally due to differences in depreciation and amortization	93,924	80,143
Liability for employees’ retirement benefits	61,191	56,603
Foreign currency translation adjustment	23,543	35,500
Investments in affiliates	19,342	29,217
Deferred revenues regarding “Nikagetsu Kurikoshi” (2-month carry-over)	28,453	20,794
Compensated absences	12,730	12,160
Accrued enterprise tax	12,513	11,609
Marketable securities and other investments	15,322	10,609
Asset retirement obligations	6,373	7,825
Accrued bonus	7,377	7,019
Inventories	4,409	6,706
Accrued commissions to agent resellers	4,355	4,870
Other	23,491	26,758

Sub-total deferred tax assets	¥429,160	¥402,102
Less: Valuation allowance	(2,338)	(10,680)

Total deferred tax assets	¥426,822	¥391,422

Deferred tax liabilities:
Unrealized holding gains on available-for-sale securities	¥3,927	¥5,043
Identifiable intangible assets	5,503	4,227
Property, plant and equipment due to differences in capitalized interest	2,358	2,031
Other	1,650	1,463

Total deferred tax liabilities	¥13,438	¥12,764

Net deferred tax assets	¥413,384	¥378,658

The components of net deferred tax assets included in the consolidated balance sheets as of March 31, 2011 and 2012 were as follows:

	Millions of yen
	2011	2012
Deferred tax assets (Current assets)	¥83,609	¥76,858
Deferred tax assets (Non-current investments and other assets)	331,633	303,556
Other current liabilities	—	—
Other long-term liabilities	(1,858)	(1,756)

Total	¥413,384	¥378,658

As of and for the years ended March 31, 2010, 2011 and 2012, DOCOMO had no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods and does not believe that there will be any significant increases or decreases within the next 12 months. The total amounts of interest and penalties related to unrecognized tax benefits for the years ended March 31, 2010, 2011 and 2012 are immaterial.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and tax loss carry-forwards become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. The net changes in the total valuation allowance were an increase of ¥806 million for the year ended March 31, 2010, an increase of ¥1,081 million for the year ended March 31, 2011, and an increase of ¥8,342 million for the year ended March 31, 2012, respectively. Management believes that it is more likely than not that the deferred tax assets less valuation allowances of certain subsidiaries will be realized; however, that assessment could change in the near term if estimates of future taxable income during the carry-forward period are reduced.

DOCOMO mainly files income tax returns in Japan. DOCOMO is no longer subject to regular income tax examination by the tax authority before the year ended March 31, 2011.

Other taxes—

The consumption tax rate for all taxable goods and services, with minor exceptions, is 5%. Consumption tax payable or receivable is determined based on consumption taxes levied on operating revenues offset by consumption taxes directly incurred by DOCOMO when purchasing goods and services.